UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

 (Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) CASI Pharmaceuticals, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on June 11, 2018. At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the amendments to the 2011 Plan, the number of shares of Common Stock reserved for issuance increased from 14,230,000 to 20,230,000 and the limit on the maximum number of shares of Common Stock that may be granted during any calendar year to any one individual was eliminated. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein. A copy of the 2011 Plan was filed with the Securities and Exchange Commission on April 17, 2018 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of Wei-Wu He, PhD, Ken K. Ren, PhD and Rajesh C. Shrotriya, MD was elected to serve as a member of the Board of Directors for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
Wei-Wu He, PhD	57,480,581	986,898	16,845,184
Ken K. Ren, PhD	57,507,626	959,853	16,845,184
Rajesh C. Shrotriya, MD	46,808,582	11,658,897	16,845,184

Approval of amendments to the 2011 Long-Term Incentive Plan. The stockholders voted to approve the amendments to the 2011 Plan, as follows:

FOR	57,340,144
AGAINST	1,102,579
ABSTAIN	24,756
BROKER NON-VOTES	16,845,184

Approval of the issuance of equity compensation to the Company’s Executive Chairman. The stockholders voted to approve the issuance of option grants to the Executive Chairman pursuant to Nasdaq Listing Rule 5635(c) and, if applicable, Nasdaq Listing Rule 5635(b), as follows:

FOR	57,440,728
AGAINST	998,487
ABSTAIN	28,264
BROKER NON-VOTES	16,845,184

Ratification of Independent Registered Public Accountants.  The stockholders voted to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as follows:

FOR	75,050,096
AGAINST	179,056
ABSTAIN	83,511
BROKER NON-VOTES	0

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

10.1	CASI Pharmaceuticals, Inc. 2011 Long-Term Incentive Plan, as amended (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 17, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: June 11, 2018